Comprehensive Nonstandardized Safe Harbor 401(k) Profit Sharing Plan
ADOPTION AGREEMENT
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                         SECTION 1. EMPLOYER INFORMATION
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Name of Employer   John Hancock Funds
                 ---------------------------------------------------------------

Address   101 Huntington Avenue
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City   Boston                       State   MA                  Zip   02199
     ------------------------------       ---------------------     ------------

Telephone 617-375-1500  Employer's Federal Tax Identification Number 04-2441573
          ------------                                               ----------

Type of Business (Check only one) |_| Sole Proprietorship |_| Partnership
|X| C Corporation |_| S Corporation |_| Other (Specify) ________________________

|X| Check here if Related Employers may participate in this Plan and attach a Related Employer Participation Agreement for each Related Employer who will participate in this Plan.

Business Code _______________

Name of Plan    The Investment Incentive Plan for the Employees of the John
                Hancock Funds Companies

Name of Trust (if different from Plan name) ____________________________________

Plan Sequence Number 001  (Enter 001 if this is the first qualified plan the
                          Employer has ever maintained, enter 002 if it is the second, etc.)

Trust Identification Number (if applicable) 04-3016448
                                            ----------

Account Number (Optional) ________________

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                           SECTION 2. EFFECTIVE DATES
                             Complete Parts A and B
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Part A. General Effective Dates (Check and Complete Option 1 or 2):

        Option 1: |_| This is the initial adoption of a profit sharing plan by
                      the Employer.
                      The Effective Date of this Plan is _____________________.

                      NOTE: The effective date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

        Option 2: |X| This is an amendment and restatement of an existing profit
                      sharing plan (a Prior Plan).
                      The Prior Plan was initially effective on 01-01-1982.
                      The Effective Date of this amendment and restatement is 01-01-2001.

                      NOTE: The effective date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

Part B. Specific Effective Dates:

        The provisions of the Plan will generally be effective as of the Effective Date specified in Section 2, Part A. However, the following provisions will be effective on the dates indicated below. (Specify effective date only if later than the general Effective Date described in Section 2, Part A):

        Provision                                                 Effective Date
        ---------                                                 --------------

        1. Commencement of Elective Deferrals*                    ______________
        2. Matching Contributions (Section 7)                     ______________
        3. Qualified Nonelective Contributions (Section 8)        ______________
        4. Qualified Matching Contributions (Section 9)           ______________
        5. In-Service Withdrawals (Section 15,
           Part A, Item 6)                                        ______________
        6. Hardship Withdrawals of Elective Deferrals
           (Section 15, Part A, Item 5)                           ______________
        7. Hardship Withdrawals (Section 15, Part A, Item 8)      ______________
        8. Loans (Section 17, Item A)                             ______________
        9. Participant Direction of Investments (Section 18)      ______________

        *NOTE: Elective Deferrals may commence no earlier than the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.


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                        SECTION 3. RELEVANT TIME PERIODS
                           Complete Parts A through D
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Part A. Employer's Fiscal Year:

        The Employer's fiscal year ends (Specify month and date) 12-31

Part B. Plan Year Means:

        Option 1: |_| The 12-consecutive month period which coincides with the
                      Employer's fiscal year.

        Option 2: |X| The calendar year.

        Option 3: |_| Other (Specify) __________________________________________

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

        If the initial Plan Year is less than 12 months (a short Plan Year) specify such Plan Year's beginning and ending dates
        _______________________________________________________________________

Part C. Limitation Year Means:

        Option 1: |_| The Plan Year.

        Option 2: |X| The calendar year.

        Option 3: |_| Other (Specify) __________________________________________

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part D. Measuring Period For Vesting:

        Years of Vesting Service shall be measured over the following 12-consecutive month period:

        Option 1: |X| The Plan Year.

        Option 2: |_| The 12-consecutive month period commencing with the
                      Employee's Employment Commencement Date and each successive 12-month period commencing on the anniversaries of the Employee's Employment Commencement Date.

        Option 3: |_| Other (Specify) __________________________________________

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

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                       SECTION 4. ELIGIBILITY REQUIREMENTS
                           Complete Parts A through G
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Part A. Years of Eligibility Service Requirement:

        1. Elective Deferrals.

           An Employee will be eligible to become a Contributing Participant in the Plan (and thus be eligible to make Elective Deferrals) after completing .5 (enter 0, 1 or any fraction less than 1) Years of Eligibility Service.

        2. Matching Contributions.

           If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after completing .5 (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

        3. Employer Profit Sharing Contributions.

           An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section 11 of the Adoption Agreement after completing .5 (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.

        NOTE: If more than 1 year is selected for Item 2 or Item 3, the immediate 100% vesting schedule of Section 13 will automatically apply for contributions described in such item. If any item is left blank, the Years of Eligibility Service required for such item will be deemed to be
        0. If a fraction is selected, an Employee will not be required to complete any specified number of Hours of Service to receive credit for a fractional year. If a single Entry Date is selected in Section 4, Part G for an item, the Years of Eligibility Service required for such item cannot exceed 1.5 (.5 for Elective Deferrals).


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Part B. Age Requirement:

        1. Elective Deferrals.

           An Employee will be eligible to become a Contributing Participant (and thus be eligible to make Elective Deferrals) after attaining age 21 (no more than 21).

        2. Matching Contributions.

           If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, a Contributing Participant will be eligible to receive Matching Contributions (or Qualified Matching Contributions, if applicable) after attaining age 21 (no more than
           21).

        3. Employer Profit Sharing Contributions.

           An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section 11 of the Adoption Agreement after attaining age 21 (no more than 21).

        NOTE: If any of the above items in this Section 4, Part B is left blank, it will be deemed there is no age requirement for such item. If a single Entry Date is selected in Section 4, Part G for an item, no age requirement can exceed 20.5 for such item.

Part C. Employees Employed As Of Effective Date:

        1. Elective Deferrals.

           Will all Employees employed as of the date that Elective Deferrals may commence as specified in Section 2, Part B who have not otherwise met the Years of Eligibility Service and age requirements specified above for Elective Deferrals be considered to have met those requirements as of the Elective Deferral commencement date?
           |_| Yes |X| No

        2. Matching Contributions.

           If Matching Contributions (or Qualified Matching Contributions, if applicable) will be made to the Plan, will all Employees employed as of the date that Elective Deferrals may commence as specified in
           Section 2, Part B who have not otherwise met the Years of Eligibility Service and age requirements specified above for Matching Contributions be considered to have met those requirements as of the Elective Deferral commencement date?
           |_| Yes |X| No

        3. Employer Profit Sharing Contributions.

           Will all Employees employed as of the Effective Date of this Plan who have not otherwise met the Years of Eligibility Service and age requirements specified above for Employer Profit Sharing Contributions be considered to have met those requirements as of the Effective Date?
           |_| Yes |X| No

        NOTE: If a box is not checked for any item in this Section 4, Part C, "No" will be deemed to be selected for that item.


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Part D. Exclusion of Certain Classes of Employees:

        1. Elective Deferrals.

           All Employees will be eligible to become Contributing Participants (and thus eligible to make Elective Deferrals except:

        a. |_| Those Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

        b. |_| Those Employees who are non-resident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

        c. |_| Those Employees of a Related Employer that has not executed a Related Employer Participation Agreement.

        d. |_| Other (Define) __________________________________________________
                              __________________________________________________

        2. Matching Contributions.

           All Contributing Participants will be eligible to receive Matching Contributions (or Qualified Matching Contributions) if applicable, except:

        a. |_| Those Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

        b. |_| Those Employees who are non-resident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

        c. |_| Those Employees of a Related Employer that has not executed a Related Employer Participation Agreement.

        d. |_| Other (Define) __________________________________________________
                              __________________________________________________

        3. Employer Profit Sharing Contributions.

           All Employees will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section 11 of the Adoption Agreement except:

        a. |_| Those Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

        b. |_| Those Employees who are non-resident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

        c. |_| Those Employees of a Related Employer that has not executed a Related Employer Participation Agreement.

        d. |_| Other (Define) __________________________________________________
                              __________________________________________________


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                                                                          Page 5

Part E. Election Not To Participate:

        May an Employee or a Participant elect not to participate in this Plan pursuant to Section 2.08 of the Plan?

        Option 1: |_| Yes.

        Option 2: |X| No.

        NOTE: If no option is selected, Option 2 will be deemed to be selected.

Part F. Hours Required For Eligibility Purposes:

        1. _______ Hours of Service (no more than 1,000) shall be required to constitute a Year of Eligibility Service.

        2. _______ Hours of Service (no more than 500 but less than the number specified in Section 4, Part F, Item 1, above) must be exceeded to avoid a Break in Eligibility Service.

        3. For purposes of determining Years of Eligibility Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s) (Complete if applicable)

           All John Hancock Financial Services and subsidiary companies

Part G. Entry Dates:

        1. Elective Deferrals.

           The Entry Dates for purposes of making Elective Deferrals shall be (Choose one):

           Option 1: |_| The first day of the Plan Year and the first day of the
                         seventh month of the Plan Year.

           Option 2: |_| The first day of the Plan Year and the first day of the
                         fourth, seventh and tenth months of the Plan Year.

           Option 3: |_| The first day of the Plan Year.

           Option 4: |X| Other (Specify) bi-weekly

        2. Matching Contributions.

           If Matching Contributions (or Qualified Matching Contributions) will be made to the Plan, the Entry Dates for purposes of Matching Contributions (or Qualified Matching Contributions, if applicable) shall be (Choose one):

           Option 1: |_| The first day of the Plan Year and the first day of the
                         seventh month of the Plan Year.

           Option 2: |_| The first day of the Plan Year and the first day of the
                         fourth, seventh and tenth months of the Plan Year.

           Option 3: |_| The first day of the Plan Year.

           Option 4: |X| Other (Specify) bi-weekly

        3. Employer Profit Sharing Contributions.

           The Entry Dates for purposes of Employer Profit Sharing Contributions shall be (Choose one):

           Option 1: |_| The first day of the Plan Year and the first day of the
                         seventh month of the Plan Year.

           Option 2: |_| The first day of the Plan Year and the first day of the
                         fourth, seventh and tenth months of the Plan Year.

           Option 3: |_| The first day of the Plan Year.

           Option 4: |X| Other (Specify) bi-weekly

        NOTE: If no option is selected for an item, Option 1 will be deemed to be selected for that item. Option 3 or Option 4 can be selected for an item only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) 6 months after the date the Employee satisfies such requirements.


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                    SECTION 5. METHOD OF DETERMINING SERVICE
                              Complete Part A or B
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Part A. Hours of Service Equivalencies:

        Service will be determined on the basis of the method selected below. Only one method maybe selected. The method selected will be applied to all Employees covered under the Plan. (Choose one):

        Option 1: |X| On the basis of actual hours for which an Employee is paid
                      or entitled to payment.

        Option 2: |_| On the basis of days worked. An Employee will be credited
                      with 10 Hours of Service if under Section 1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the day.

        Option 3: |_| On the basis of weeks worked. An Employee will be credited
                      with 45 Hours of Service if under Section 1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the week.

        Option 4: |_| On the basis of months worked. An Employee will be
                      credited with 190 Hours of Service if under Section 1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the month.

        NOTE: If no option is selected, Option 1 will be deemed to be selected. This Section 5, Part A will not apply if the Elapsed Time Method of
        Section 5, Part B is selected.

Part B. Elapsed Time Method:

        In lieu of tracking Hours of Service of Employees, will the elapsed time method described in Section 2.07 of the Plan be used? (Choose one)

        Option 1: |_| No.

        Option 2: |_| Yes.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

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                          SECTION 6. ELECTIVE DEFERRALS
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Part A. Authorization of Elective Deferrals:

        Will Elective Deferrals be permitted under this Plan? (Choose one)

        Option 1: |X| Yes.

        Option 2: |_| No.

        NOTE: If no option is selected, Option 1 will be deemed to be selected. Complete the remainder of Section 6 only if Option 1 is selected.

Part B. Limits on Elective Deferrals:

        If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below (Choose one):

        Option 1: |X| An amount equal to a percentage of the Contributing
                      Participant's Compensation from 1% to 15% in increments of 1%.

        Option 2: |_| An amount of the Contributing Participant's Compensation
                      not less than ____ and not more than ____.

        The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant's Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

Part C. Elective Deferrals Based on Bonuses:

        Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant elect to contribute to the Plan, as an Elective Deferral, part or all of a bonus rather than receive such bonus in cash? (Choose one)

        Option 1: |_| Yes.

        Option 2: |X| No.

        NOTE: If no option is selected, Option 2 will be deemed to be selected.


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Part D. Ceasing Elective Deferrals:

        A Contributing Participant may prospectively revoke a salary reduction agreement to cease Elective Deferrals (Choose one):

        Option 1: |_| As of the first day of any payroll period.

        Option 2: |_| As of the first day of any month.

        Option 3: |_| As of the first day of any quarter.

        Option 4: |_| As of any Entry Date.

        Option 5: |X| As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

        Option 6: |_| Other (Specify. Must be at least once per year.) _________
                                                                       _________

        NOTE: If no option is selected, Option 3 will be deemed to be selected.

Part E. Return As A Contributing Participant After Ceasing Elective Deferrals:

        A Participant who ceases Elective Deferrals by revoking a salary reduction agreement may return as a Contributing Participant (Choose one):

        Option 1: |_| No sooner than as of the first day of the Plan Year.

        Option 2: |_| As of any subsequent Entry Date.

        Option 3: |_| As of the first day of any subsequent quarter.

        Option 4: |X| As of such times established by the Plan Administrator in
                      a uniform and nondiscriminatory manner.

        Option 5: |_| Other (Specify. Must be at least once per year.) _________
                                                                       _________

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part F. Changing Elective Deferral Amounts:

        A Contributing Participant may modify a salary reduction agreement to prospectively increase or decrease the amount of his or her Elective Deferrals (Choose one):

        Option 1: |_| As of the first day of any payroll period.

        Option 2: |_| As of the first day of any month.

        Option 3: |_| As of the first day of any quarter.

        Option 4: |_| As of any Entry Date.

        Option 5: |X| As of such times established by the Plan Administrator in
                      a uniform and nondiscriminatory manner.

        Option 6: |_| Other (Specify) __________________________________________
                                      __________________________________________

        NOTE: If no option is selected, Option 3 will be deemed to be selected.

Part G. Claiming Excess Elective Deferrals:

        Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the Plan Administrator by (Choose one):

        Option 1: |X| March 1.

        Option 2: |_| Other (Specify a date not later than April 15) ___________

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part H. One-Time Irrevocable Elections:

        May an Employee make a one-time irrevocable election, as described in
        Section 11.205 of the Plan, upon first becoming eligible to participate in the Plan to have the Employer make contributions to the Plan on such Employee's behalf? (Choose one)

        Option 1: |_| Yes.

        Option 2: |X| No.

        NOTE: If no option is selected, Option 2 will be deemed to be selected.


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                                                                        Page 8-A

                                    Addendum

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                  SECTION 7. MATCHING CONTRIBUTIONS, continued
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The Investment Incentive Plan for the Employees of the John Hancock Funds
Companies

Safe Harbor Matching Contribution Formula

The Investment Incentive Plan for the Employees of the John Hancock Funds Companies will make a Safe Harbor Matching Contribution on behalf of each eligible Employee in an amount equal to 100% of the first 4% of the compensation each participant defers per the Safe Harbor provisions outlined in Internal Revenue Service Notice 98-52.

A Participant will be entitled to the Safe Harbor Matching Contribution for any Plan Year in which the Participant is a Participant on at least one day of such Plan Year. The Safe Harbor Matching Contribution will not be subject to Hours of Service Requirement per the Safe Harbor provisions outlined in Internal Revenue Service Notice 98-52.

Authorization by Employer
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Signature of Employer: /s/ Jeffrey Long        Title: Vice-President, Controller
                       -----------------              --------------------------

Date Signed: 12-5-2000
             ---------------------------

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                                                                          Page 8

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                        SECTION 7. MATCHING CONTRIBUTIONS
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Part A. Authorization of Matching Contributions:

        Will the Employer make Matching Contributions to the Plan on behalf of Qualifying Contributing Participants? (Choose one)

        Option 1: |X| Yes, but only with respect to a Contributing Participant's
                      Elective Deferrals.

        Option 2: |_| Yes, but only with respect to a Participant's
                      Nondeductible Employee Contributions.

        Option 3: |_| Yes, with respect to both Elective Deferrals and
                      Nondeductible Employee Contributions.

        Option 4: |_| No.

        NOTE: If no option is selected, Option 4 will be deemed to be selected. Complete the remainder of Section 7 only if Option 1, 2 or 3 is selected.

Part B. Matching Contribution Formula:

        If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (Choose one):

        Option 1: |_| An amount equal to _________ % of such Contributing
                      Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable).

        Option 2: |_| An amount equal to the sum of _________ % of the portion
                      of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed _________ % of the Contributing Participant's Compensation plus _________ % of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds _________ % of the Contributing Participant's Compensation.

        Option 3: |X| Such amount, if any, equal to that percentage of each
                      Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year.

        Option 4: |_| Other Formula. (Specify) _________________________________
                                               _________________________________

        NOTE: If Option 4 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable).

Part C. Limit on Matching Contributions:

        Notwithstanding the Matching Contribution formula specified above, no Matching Contribution will be made with respect to a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contributions, if applicable) in excess of ________________ or 4% of such Contributing Participant's Compensation.

Part D. Qualifying Contributing Participants:

        A Contributing Participant who satisfies the eligibility requirements described in Section 4 will be a Qualifying Contributing Participant and thus entitled to share in Matching Contributions for any Plan Year only if the Participant is a Contributing Participant and satisfies the following additional conditions (Check one or more Options):

        Option 1: |X| No Additional Conditions.

        Option 2: |_| Hours of Service Requirement. The Contributing Participant
                      completes at least _____ Hours of Service during the Plan Year. However, this condition will be waived for the following reasons (Check at least one):

                      |_| The Contributing Participant's Death.

                      |_| The Contributing Participant's Termination of
                          Employment after having incurred a Disability.

                      |_| The Contributing Participant's Termination of
                          Employment after having reached Normal Retirement Age.

                      |_| This condition will not be waived.

        Option 3: |_| Last Day Requirement: The Participant is an Employee of
                      the Employer on the last day of the Plan Year. However, this condition will be waived for the following reasons (Check at least one):

                      |_| The Contributing Participant's Death.

                      |_| The Contributing Participant's Termination of
                          Employment after having incurred a Disability.

                      |_| The Contributing Participant's Termination of
                          Employment after having reached Normal Retirement Age.

                      |_| This condition will not be waived.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.


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                 SECTION 8. QUALIFIED, NONELECTIVE CONTRIBUTIONS
--------------------------------------------------------------------------------

Part A. Authorization of Qualified Nonelective Contributions:

        Will the Employer make Qualified Nonelective Contributions to the Plan? (Choose One)

        Option 1: |X| Yes.

        Option 2: |_| No.

        If the Employer elects to make Qualified Nonelective Contributions, then the amount, if any, of such contribution to the Plan for each Plan Year shall be an amount determined by the Employer.

        NOTE: If no option is selected, Option 1 will be deemed to be selected. Complete the remainder of Section 8 only if Option 1 is selected.

Part B. Participants Entitled to Qualified Nonelective Contributions:

        Allocation of Qualified Nonelective Contributions shall be made to the Individual Accounts of (Choose one):

        Option 1: |X| Only Participants who are not Highly Compensated
                      Employees.

        Option 2: |_| All Participants.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part C. Allocation of Qualified Nonelective Contributions:

        Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (Choose one):

        Option 1: |X| In the ratio which each Participant's Compensation for the
                      Plan Year bears to the total Compensation of all Participants for such Plan Year.

        Option 2: |_| In the ratio which each Participant's Compensation not in
                      excess of _____________ for the Plan Year bears to the total Compensation of all Participants not in excess of _____________ for such Plan Year.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

--------------------------------------------------------------------------------
                   SECTION 9. QUALIFIED MATCHING CONTRIBUTIONS
--------------------------------------------------------------------------------

Part A. Authorization of Qualified Matching Contributions:

        Will the Employer make Qualified Matching Contributions to the Plan on behalf of Qualifying Contributing Participants? (Choose One)

        Option 1: |X| Yes, but only with respect to a Contributing Participant's
                      Elective Deferrals.

        Option 2: |_| Yes, but only with respect to a Participant's
                      Nondeductible Employee Contributions.

        Option 3: |_| Yes, with respect to both Elective Deferrals and
                      Nondeductible Employee Contributions.

        Option 4: |_| No.

        NOTE: If no option is selected, Option 3 will be deemed to be selected. Complete the remainder of Section 9 only if Option 1, 2 or 3 is selected.

Part B. Qualified Matching Contribution Formula:

        If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be (Choose one):

        Option 1: |_| An amount equal to ________ % of such Contributing
                      Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable).

        Option 2: |_| An amount equal to the sum of ________ % of the portion of
                      such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed ________ % of the Contributing Participant's Compensation plus ________ % of the portion of such Contributing Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds ________ % of the Contributing Participant's Compensation.

        Option 3: |X| Such amount, if any, as determined by the Employer in its
                      sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto which would be sufficient to cause the Plan to satisfy the Actual Contribution Percentage tests (described in Section 11.402 of the Plan) for the Plan Year.

        Option 4: |_| Other Formula. (Specify) _________________________________
                                               _________________________________

        NOTE: If no option is selected, Option 3 will be deemed to be selected.


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                                                                         Page 10

Part C. Participants Entitled to Qualified Matching Contributions:

        Qualified Matching Contributions, if made to the Plan, will be made on behalf of? (Choose one)

        Option 1: |X| Only Contributing Participants who make Elective Deferrals
                      who are not Highly Compensated Employees.

        Option 2: |_| All Contributing Participants who make Elective Deferrals.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part D. Limit On Qualified Matching Contributions:

        Notwithstanding the Qualified Matching Contribution formula specified above, the Employer will not match a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) in excess of _____________ or ________ % of such Contributing Participant's Compensation.

--------------------------------------------------------------------------------
                     SECTION 10. ADP AND ACP TESTING OPTIONS
--------------------------------------------------------------------------------

Part A. ACP Test and Elective Deferrals:

        Will Elective Deferrals under this Plan (and any other plan of the Employer, as provided by regulations) be taken into account, and included as Contribution Percentage Amounts for purposes of performing the Average Contribution Percentage (ACP) test? (Choose one):

        Option 1: |X| No.

        Option 2: |_| Yes, in the following amounts (Choose one):

                      Suboption (a): |_| Only such Elective Deferrals that are
                                         needed to meet the Average Contribution
                                         Percentage test.

                      Suboption (b): |_| All Elective Deferrals.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part B. ACP Test and Qualified Nonelective Contributions:

        Will Qualified Nonelective Contributions under this Plan (and any other plan of the Employer, as provided by regulations) be taken into account, and included as Contribution Percentage Amounts for purposes of performing the Average Contribution Percentage (ACP) test? (Choose one):

        Option 1: |X| No.

        Option 2: |_| Yes, in the following amounts (Choose one):

                      Suboption (a): |_| Only such Qualified Nonelective
                                         Contributions that are needed to meet
                                         the Average Contribution Percentage
                                         test.

                      Suboption (b): |_| All Qualified Nonelective
                                         Contributions.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part C. ADP Test and Qualified Matching Contributions:

        Will Qualified Matching Contributions under this Plan (or any other plan of the Employer, as provided by regulations) be taken into account as Elective Deferrals for purposes of calculating Actual Deferral Percentages when performing the Actual Deferral Percentage (ADP) test? (Choose one)

        Option 1: |X| No.

        Option 2: |_| Yes, in the following amounts (Choose one):

                      Suboption (a): |_| Only such Qualified Matching
                                         Contributions that are needed to meet
                                         the ADP test.

                      Suboption (b): |_| All such Qualified Nonelective
                                         Contributions.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part D. Correction of Aggregate Limit:

        If the Aggregate Limit described in Section 11.102 of the Plan is exceeded, the following adjustments will be made in accordance with
        Section 11.402(B)(1) of the Plan (Choose one):

        Option 1: |X| The ACP of Highly Compensated Employees will be
                      reduced.

        Option 2: |_| The ADP of Highly Compensated Employees will be
                      reduced.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.


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

--------------------------------------------------------------------------------
                SECTION 11. EMPLOYER PROFIT SHARING CONTRIBUTIONS
                            Complete Parts A, B and C
--------------------------------------------------------------------------------

Part A. Contribution Formula (Choose one):

        Option 1: |X| Discretionary Formula. For each Plan Year the Employer
                      will contribute an amount to be determined from year to year.

        Option 2: |_| Fixed Formula. _______ % of the Compensation of all
                      Qualifying Participants under the Plan for the Plan Year.

        Option 3: |_| Fixed Percent of Profits Formula. _______ % of the
                      Employer's profits that are in excess of ___________.

        Option 4: |_| Frozen Plan. This Plan is frozen effective ____________
                      and the Employer will not make additional contributions to the Plan after such date.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part B. Allocation Formula (Choose one):

        Option 1: |X| Pro Rata Formula. Employer Profit Sharing Contributions
                      shall be allocated to the Individual Accounts of Qualifying Participants in the ratio that each Qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

        Option 2: |_| Flat Dollar Formula. Employer Profit Sharing Contributions
                      allocated to the Individual Accounts of Qualifying Participants for each Plan Year shall be the same dollar amount for each Qualifying Participant.

        Option 3: |_| Integrated Formula. Employer Profit Sharing Contributions
                      shall be allocated as follows (Start with Step 3 if this Plan is not a Top-Heavy Plan):

                      Step 1. Employer Profit Sharing Contributions shall first
                              be allocated pro rata to Qualifying Participants in the manner described in Section 11, Part B, Option 1. The percent so allocated shall not exceed 3% of each Qualifying Participant's Compensation.

                      Step 2. Any Employer Profit Sharing Contributions
                              remaining after the allocation in Step 1 shall be allocated to each Qualifying Participant's Individual Account in the ratio that each Qualifying Participant's Compensation for the Plan Year in excess of the integration level bears to all Qualifying Participants' Compensation in excess of the integration level, but not in excess of 3%.

                      Step 3. Any Employer Profit Sharing Contributions
                              remaining after the allocation in Step 2 shall be allocated to each Qualifying Participant's Individual Account in the ratio that the sum of each Qualifying Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Qualifying Participants' total Compensation and Compensation in excess of the integration level, but not in excess of the profit sharing maximum disparity rate as described in Section 3.01(B)(3) of the Plan.

                      Step 4. Any Employer Profit Sharing Contributions
                              remaining after the allocation in Step 3 shall be allocated pro rata to Qualifying Participants in the manner described in Section 11, Part B, Option 1.

                      The integration level shall be (Choose one):

                      Suboption (a): |_| The Taxable Wage Base.

                      Suboption (b): |_| _______________ (a dollar amount less
                                         than the Taxable Wage Base).

                      Suboption (c): |_| _______ % (not more than 100%) of the
                                         Taxable Wage Base.

                      NOTE: If no option is selected, Suboption (a) will be deemed to be selected.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.


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

Part C. Qualifying Participants:

        A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year only if the Participant is a Participant on at least one day of such Plan Year and satisfies the following additional conditions (Check one or more Options):

        Option 1: |_| No Additional Conditions.

        Option 2: |X| Hours of Service Requirement. The Participant completes at
                      least 500 Hours of Service during the Plan Year. However, this condition will be waived for the following reasons (Check at least one):

                      |X| The Participant's Death.

                      |X| The Participant's Termination of Employment after
                          having incurred a Disability.

                      |X| The Participant's Termination of Employment after
                          having reached Normal Retirement Age.

                      |_| This condition will not be waived.

        Option 3: |X| Last Day Requirement. The Participant is an Employee of
                      the Employer on the last day of the Plan Year. However, this condition will be waived for the following reasons (Check at least one):

                      |X| The Participant's Death.

                      |X| The Participant's Termination of Employment after
                          having incurred a Disability.

                      |X| The Participant's Termination of Employment after
                          having reached Normal Retirement Age.

                      |_| This condition will not be waived.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

--------------------------------------------------------------------------------
                            SECTION 12. COMPENSATION
                           Complete Parts A through E
--------------------------------------------------------------------------------

Part A. Basic Definition:

        1. Elective Deferrals.

           For purposes of Elective Deferrals, Compensation will mean all of each Participant's (Choose one):

           Option 1: |_| W-2 wages.

           Option 2: |_| Section 3401(a) wages.

           Option 3: |X| 415 safe-harbor compensation.

        2. Matching Contributions.

           For purposes of Matching Contributions, Compensation will mean all of each Participant's (Choose one):

           Option 1: |_| W-2 wages.

           Option 2: |_| Section 3401(a) wages.

           Option 3: |X| 415 safe-harbor compensation.

        3. Employer Profit Sharing Contributions.

           For purposes of Employer Profit Sharing Contributions, Compensation will mean all of each Participant's (Choose one):

           Option 1: |_| W-2 wages.

           Option 2: |_| Section 3401(a) wages.

           Option 3: |X| 415 safe-harbor compensation.

        NOTE: If no option is selected for an item, Option 1 will be deemed to be selected for that item.


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

Part B. Measuring Period for Compensation:

        1. Elective Deferrals.

           For purposes of Elective Deferrals, Compensation shall be determined over the following applicable period (Choose one):

           Option 1: |X| The Plan Year.

           Option 2: |_| The calendar year ending with or within the Plan Year.

        2. Matching Contributions.

           For purposes of Matching Contributions, Compensation shall be determined over the following applicable period (Choose one):

           Option 1: |X| The Plan Year.

           Option 2: |_| The calendar year ending with or within the Plan Year.

        3. Employer Profit Sharing Contributions.

           For purposes of Employer Profit Sharing Contributions, Compensation shall be determined over the following applicable period (Choose one):

           Option 1: |X| The Plan Year.

           Option 2: |_| The calendar year ending with or within the Plan Year.

        NOTE: If no option is selected for an item, Option 1 will be deemed to be selected for that item.

Part C. Inclusion of Elective Deferrals:

        1. Elective Deferrals.

           For purposes of Elective Deferrals, does Compensation include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following Sections of the Code? (Answer "Included" or "Excluded" for each of the following items.)

           Section 125 (cafeteria plans)               |X| Included |_| Excluded

           Section 402(e)(3) (401(k) plans)            |X| Included |_| Excluded

           Section 402(h)(1)(B)(salary deferral
           SEP plans)                                  |X| Included |_| Excluded

           Section 403(b) (tax-sheltered plans)        |X| Included |_| Excluded

           NOTE: If a box is not checked for an item, "Included" will be deemed to be selected for that item.

        2. Matching Contributions.

           For purposes of Matching Contributions, does Compensation include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following Sections of the Code? (Answer "Included" or "Excluded" for each of the following items.)

           Section 125 (cafeteria plans)               |X| Included |_| Excluded

           Section 402(e)(3) (401(k) plans)            |X| Included |_| Excluded

           Section 402(h)(1)(B) (salary deferral
           SEP plans)                                  |X| Included |_| Excluded

           Section 403(b) (tax-sheltered plans)        |X| Included |_| Excluded

           NOTE: If a box is not checked for an item, "Included" will be deemed to be selected for that item.

        3. Employer Profit Sharing Contributions.

           For purposes of Employer Profit Sharing Contributions, does Compensation include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under any of the following Sections of the Code? (Answer "Included" or "Excluded "for each of the following items.)

           Section 125 (cafeteria plans)               |X| Included |_| Excluded

           Section 402(e)(3) (401(k) plans)            |X| Included |_| Excluded

           Section 402(h)(1)(B) (salary deferral
           SEP plans)                                  |X| Included |_| Excluded

           Section 403(b) (tax-sheltered plans)        |X| Included |_| Excluded

           NOTE: If a box is not checked for an item, "Included" will be deemed to be selected for that item.


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

Part D. Pre-Entry Date Compensation:

        1. ADP and ACP Testing Purposes.

           For the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of Actual Deferral Percentage (ADP) and Actual Contribution Percentage (ACP) testing shall be (Choose one):

           Option 1: |X| The Employee's Compensation only from the time the
                         Employee became a Participant in the Plan.

           Option 2: |_| The Employee's Compensation for the whole of such Plan
                         Year.

           NOTE: If no option is selected for an item, Option 1 will be deemed to be selected.

        2. Other Purposes.

           For the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of the Plan (other than ADP or ACP testing) shall be (Choose one):

           Option 1: |X| The Employee's Compensation only from the time the
                         Employee became a Participant in the Plan.

           Option 2: |_| The Employee's Compensation for the whole of such Plan
                         Year.

           NOTE: If no option is selected for an item, Option 1 will be deemed to be selected.

Part E. Exclusions From Compensation:

        1. Elective Deferrals.

           For purposes of Elective Deferrals, Compensation shall not include the following (Check any that apply):

           |X| Bonuses |_| Commissions
           |_| Overtime |X| Other (Specify) Commissions will be excluded for
                                            all employees except Outside
                                            Wholesalers

           NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section 11, Part B is selected.

        2. Matching Contributions.

           For purposes of Matching Contributions, Compensation shall not include the following (Check any that apply):

           |X| Bonuses |_| Commissions
           |_| Overtime |X| Other (Specify) Commissions will be excluded for
                                            all employees except Outside
                                            Wholesalers

           NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section 11, Part B is selected.

        3. Employer Profit Sharing Contributions.

           For purposes of Employer Profit Sharing Contributions, Compensation shall not include the following (Check any that apply):

           |X| Bonuses |_| Commissions
           |_| Overtime |X| Other (Specify) Commissions will be excluded for
                                            all employees except Outside
                                            Wholesalers

           NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section 11, Part B is selected.


#4016 (8/94) F94            (C)1998 Universal Pensions, Inc., Brainerd, MN 56401

                                                                       Page 15-A

                                    Addendum

--------------------------------------------------------------------------------
                 SECTION 13. VESTING AND FORFEITURES, continued
--------------------------------------------------------------------------------

The Investment Incentive Plan for the Employees of the John Hancock Funds Companies

Vesting Schedule for Safe Harbor Matching Contributions

The Investment Incentive Plan for the Employees of the John Hancock Funds Companies will provide for 100% immediate vesting of the Safe Harbor Matching Contributions made to all eligible Employees per the Safe Harbor provisions outlined in Internal Revenue Service Notice 98-52.

Authorization by Employer
--------------------------------------------------------------------------------

Signature of Employer: /s/ Jeffrey Long        Title: Vice-President, Controller
                       -----------------              --------------------------

Date Signed: 12-5-2000
             ---------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SECTION 13. VESTING AND FORFEITURES
                           Complete Parts A through H
--------------------------------------------------------------------------------

Part A. Vesting Schedule For Employer Profit Sharing Contributions. A
        Participant shall become Vested in his or her Individual Account derived from Profit Sharing Contributions made pursuant to Section 11 of the Adoption Agreement as follows (Choose one):

===========================================================================================================================
     YEARS OF                                             VESTED PERCENTAGE
  VESTING SERVICE   Option 1 |_|      Option 2 |_|    Option 3 |X|    Option 4 |_|     Option 5 |_| (Complete if Chosen)
---------------------------------------------------------------------------------------------------------------------------
         1                0%                0%            100%              0%         _______ %
         2                0%               20%            100%              0%         _______ %
         3                0%               40%            100%             20%         _______ % (not less than 20%)
         4                0%               60%            100%             40%         _______ % (not less than 40%)
         5              100%               80%            100%             60%         _______ % (not less than 60%)
         6              100%              100%            100%             80%         _______ % (not less than 80%)
         7              100%              100%            100%            100%         _______ % (not less than 100%)

  NOTE: If no option is selected, Option 3 will be deemed to be selected.
===========================================================================================================================

Part B. Vesting Schedule For Matching Contributions. A Participant shall become
        Vested in his or her Individual Account derived from Matching Contributions made pursuant to Section 7 of the Adoption Agreement as follows (Choose one):

===========================================================================================================================
     YEARS OF                                             VESTED PERCENTAGE
  VESTING SERVICE   Option 1 |_|      Option 2 |_|    Option 3 |X|    Option 4 |_|     Option 5 |_| (Complete if Chosen)
---------------------------------------------------------------------------------------------------------------------------
         1                0%                0%            100%              0%         _______ %
         2                0%               20%            100%              0%         _______ %
         3                0%               40%            100%             20%         _______ % (not less than 20%)
         4                0%               60%            100%             40%         _______ % (not less than 40%)
         5              100%               80%            100%             60%         _______ % (not less than 60%)
         6              100%              100%            100%             80%         _______ % (not less than 80%)
         7              100%              100%            100%            100%         _______ % (not less than 100%)

  NOTE: If no option is selected, Option 3 will be deemed to be selected.
===========================================================================================================================

Part C. Hours Required For Vesting Purposes:

        1. ________ Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.

        2. ________ Hours of Service (no more than 500 but less than the number specified in Section 13, Part C, Item 1, above) must be exceeded to avoid a Break in Vesting Service.

        3. For purposes of determining Years of Vesting Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s) (Complete if applicable)

              All John Hancock Financial Services and subsidiary companies

Part D. Exclusion of Certain Years of Vesting Service:

        All of an Employee's Years of Vesting Service with the Employer are counted to determine the vesting percentage in the Participant's Individual Account except (Check any that apply):

        |_| Years of Vesting Service before the Employee reaches age 18.

        |_| Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.


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                                                                         Page 16

Part E. Fully Vested Under Certain Circumstances:

        Will a Participant be fully Vested under the following circumstances? (Answer "Yes" or "No " to each of the following items by checking the appropriate box)

        1. The Participant dies.                                  |X| Yes |_| No

        2. The Participant incurs a Disability.                   |X| Yes |_| No

        3. The Participant satisfies the conditions
           for Early Retirement Age (if applicable).              |_| Yes |X| No

        NOTE: If a box is not checked for an item, "Yes" will be deemed to be selected for that item.

Part F. Allocation of Forfeitures of Employer Profit Sharing Contributions:

        Forfeitures of Employer Profit Sharing Contributions shall be (Choose one):

        Option 1: |_| Allocated to the Individual Accounts of the Participants
                      specified below in the manner as described in Section 11, Part B (for Employer Profit Sharing Contributions).

                      The Participants entitled to receive allocations of such Forfeitures shall be (Choose one):

                      Suboption (a): |_| Only Qualifying Participants.

                      Suboption (b): |_| All Participants.

        Option 2: |_| Applied to reduce Employer Profit Sharing Contributions
                      (Choose one):

                      Suboption (a): |_| For the Plan Year for which the
                                         Forfeiture arises.

                      Suboption (b): |_| For any Plan Year subsequent to the
                                         Plan Year for which the Forfeiture
                                         arises.

        Option 3: |_| Applied first to the payment of the Plan's administrative
                      expenses and any excess applied to reduce Employer Profit Sharing Contributions (Choose one):

                      Suboption (a): |_| For the Plan Year for which the
                                         Forfeiture arises.

                      Suboption (b): |_| For any Plan Year subsequent to the
                                         Plan Year for which the Forfeitures
                                         arises.

        NOTE: If no option is selected, Option 1 and Suboption (a) will be deemed to be selected.

Part G. Allocation of Forfeitures of Matching Contributions:

        Forfeitures of Matching Contributions shall be (Choose one):

        Option 1: |_| Allocated, after all other Forfeitures under the Plan, to
                      each Participant's Individual Account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

                      The Participants entitled to receive allocations of such Forfeitures shall be (Choose one):

                      Suboption (a): |_| Only Qualifying Contributing
                                         Participants.

                      Suboption (b)  |_| Only Qualifying Participants.

                      Suboption (c): |_| All Participants.

        Option 2: |_| Applied to reduce Matching Contributions (Choose one):

                      Suboption (a): |_| For the Plan Year for which the
                                         Forfeiture arises.

                      Suboption (b): |_| For any Plan Year subsequent to the
                                         Plan Year for which the Forfeiture
                                         arises.

        Option 3: |_| Applied first to the payment of the Plan's administrative
                      expenses and any excess applied to reduce Matching Contributions (Choose one):

                      Suboption (a): |_| For the Plan Year for which the
                                         Forfeiture arises.

                      Suboption (b): |_| For any Plan Year subsequent to the
                                         Plan Year for which the Forfeitures
                                         arises.

        NOTE: If no option is selected, Option 1 and Suboption (a) will be deemed to be selected.


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

                                                                       Page 17-A

                                    Addendum

--------------------------------------------------------------------------------
                      SECTION 15. DISTRIBUTIONS, continued
--------------------------------------------------------------------------------

The Investment Incentive Plan for the Employees of the John Hancock Funds Companies Part A.

Distributable Events

Exchanges and distributions from Restricted Safe Harbor Matching Contributions may not be permitted earlier than separation from service, death, or disability.

Item 4:
Withdrawals upon the attainment of age 59 1/2 while still employed by the employer may be made from any or all vested accounts except from the Restricted Safe Harbor Matching Contribution account.

Item 8:
Hardship withdrawals may be made from any or all vested accounts except from the Restricted Safe Harbor Matching Contribution account. Hardship withdrawals from Unrestricted Safe Harbor Matching Contribution account may be made once an employee reaches age 59 1/2.

Authorization by Employer
--------------------------------------------------------------------------------

Signature of Employer: /s/ Jeffrey Long        Title: Vice-President, Controller
                       -----------------              --------------------------

Date Signed: 12-5-2000
             ---------------------------

--------------------------------------------------------------------------------

Part H. Allocation of Forfeitures of Excess Aggregate Contributions:

        Forfeitures of Excess Aggregate Contributions shall be (Choose one):

        Option 1: |_| Allocated, after all other Forfeitures under the Plan, to
                      each Contributing Participant's Matching Contribution account in the ratio which each Contributing Participant's Compensation for the Plan Year bears to the total Compensation of all Contributing Participants for such Plan Year. Such Forfeitures will not be allocated to the account of any Highly Compensated Employee.

        Option 2: |_| Applied to reduce Matching Contributions (Choose one):

                      Suboption (a): |_| For the Plan Year for which the
                                         Forfeiture arises.

                      Suboption (b): |_| For any Plan Year subsequent to the
                                         Plan Year for which the Forfeiture
                                         arises.

        Option 3: |_| Applied first to the payment of the Plan's administrative
                      expenses and any excess applied to reduce Matching Contributions (Choose one):

                      Suboption (a): |_| For the Plan Year for which the
                                         Forfeiture arises.

                      Suboption (b): |_| For any Plan Year subsequent to the
                                         Plan Year for which the Forfeiture
                                         arises.

        NOTE: If no option is selected, Option 2 and Suboption (a) will be deemed to be selected.

--------------------------------------------------------------------------------
           SECTION 14. NORMAL RETIREMENT AGE AND EARLY RETIREMENT AGE
--------------------------------------------------------------------------------

Part A. The Normal Retirement Age under the Plan shall be (Check and complete one option):

        Option 1: |_| Age 65.

        Option 2: |_| Age (not to exceed 65).

        Option 3: |X| The later of age 65 (not to exceed 65) or the 5 (not to
                      exceed 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part B. Early Retirement Age (Choose one option):

        Option 1: |X| An Early Retirement Age is not applicable under the Plan.

        Option 2: |_| Age ________ (not less than 55 nor more than 65).

        Option 3: |_| A Participant satisfies the Plan's Early Retirement Age
                      conditions by attaining age _______ (not less than 55) and completing _______ Years of Vesting Service.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

--------------------------------------------------------------------------------
                            SECTION 15. DISTRIBUTIONS
                             Complete Parts A and B
--------------------------------------------------------------------------------

Part A. Distributable Events. Answer each of the following items.

        1. Termination of Employment Before Normal
           Retirement Age. May a Participant who has not reached Normal Retirement Age request a distribution from the Plan of that portion of the Participant's Individual Account attributable to the following types of contributions upon Termination of Employment?

                       Elective Deferrals                         |X| Yes |_| No

                       Matching Contributions (if made)           |X| Yes |_| No

                       Employer Profit Sharing Contributions      |X| Yes |_| No

        2. Disability. May a Participant who has incurred a Disability request a distribution from the Plan of that portion of the Participant's Individual
           Account attributable to the following types of contributions?

                       Elective Deferrals                         |X| Yes |_| No

                       Matching Contributions (if made)           |X| Yes |_| No

                       Employer Profit Sharing Contributions      |X| Yes |_| No


#4016 (8/94) F94            (C)1998 Universal Pensions, Inc., Brainerd, MN 56401

        3. Attainment of Normal Retirement Age. May a
           Participant who has attained Normal Retirement
           Age but has not incurred a Termination of Employment request a distribution from the Plan of that portion of the Participant's Individual
           Account attributable to the following types of contributions?

                       Elective Deferrals                         |X| Yes |_| No

                       Matching Contributions (if made)           |X| Yes |_| No

                       Employer Profit Sharing Contributions      |X| Yes |_| No

        4. Attainment of Age 59 1/2. Will Participants who
           have attained age 59 1/2 be permitted to withdraw
           Elective Deferrals while still employed by the
           Employer?                                              |X| Yes |_| No

        5. Hardship Withdrawals of Elective Deferrals: Will
           Participants be permitted to withdraw Elective
           Deferrals on account of hardship pursuant to
           Section 11.503 of the Plan?                            |X| Yes |_| No

        6. In-Service Withdrawals. Will Participants be permitted to request a distribution of that portion of the Participant's Individual Account attributable to the following types of contributions during service pursuant to Section
           6.01(A)(3) of the Plan?

                       Matching Contributions (if made)           |_| Yes |X| No

                       Employer Profit Sharing Contributions      |_| Yes |X| No

        7. One-Time In-Service Withdrawal Option. Will the one time in-service withdrawal provisions described in Section 6.01(A)(5) of the Plan apply to the following types of contributions?

                       Matching Contributions (if made)           |_| Yes |X| No

                       Employer Profit Sharing Contributions      |_| Yes |X| No

           If the answer is "Yes," specify percentage that a Participant may withdraw: _______ %

        8. Hardship Withdrawals. Will Participants be permitted to make hardship withdrawals of that portion of the Participant's Individual Account attributable to the following types of contributions pursuant to Section 6.01(A)(4) of the Plan?

                       Matching Contributions (if made)           |X| Yes |_| No

                       Employer Profit Sharing Contributions      |X| Yes |_| No

        9. Withdrawals of Rollover or Transfer
           Contributions. Will Employees be permitted to
           withdraw their Rollover or Transfer Contributions
           at any time?                                           |X| Yes |_| No

        NOTE: If a box is not checked for an item, "Yes" will be deemed to be selected for that item. Section 411(d)(6) of the Code prohibits the elimination of protected benefits. In general, protected benefits include the forms and timing of payout options. If the Plan is being adopted to amend and replace a Prior Plan that permitted a distribution option described above, you must answer "Yes" to that item.

Part B. Timing of Distributions:

        1. Termination of Employment. Where a Participant who is entitled to a distribution under the Plan has a Termination of Employment (for reasons other than death, Disability or attainment of Normal Retirement Age), distributions shall commence (Check one):

           Option (a): |X| As soon as administratively feasible following the
                           date the Participant requests a distribution.

           Option (b): |_| As soon as administratively feasible following the
                           close of the Plan Year within which the Participant requests a distribution.

           Option (c): |_| As soon as administratively feasible following the
                           close of the Plan Year within which the Participant requests a distribution or the Participant incurs ____ (not more than 5) consecutive one-year Breaks in Vesting Service, whichever is later.

           NOTE: If no option is selected, Option (a) will be deemed to be selected.


#4016 (8/94) F94            (C)1998 Universal Pensions, Inc., Brainerd, MN 56401

        2. Death, Disability or Attainment of Normal Retirement Age. Where a Participant dies, incurs a Disability or attains Normal Retirement Age, and a distributable event has occurred, distributions shall commence (Check one):

           Option (a): |X| As soon as administratively feasible following the
                           date the Participant (or Beneficiary of a deceased Participant) requests a distribution.

           Option (b): |_| As soon as administratively feasible following the
                           close of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution.

           Option (c): |_| As soon as administratively feasible following the
                           close of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution or the Participant incurs (not more than 5) consecutive one-year Breaks in Vesting Service, whichever is later.

        NOTE: If no option is selected, Option (a) will be deemed to be selected.

--------------------------------------------------------------------------------
                     SECTION 16. JOINT AND SURVIVOR ANNUITY
--------------------------------------------------------------------------------

Part A. Retirement Equity Act Safe Harbor:

        Will the safe harbor provisions of Section 6.05(F) of the Plan apply? (Choose only one Option)

        Option 1: |X| Yes.

        Option 2: |_| No.

        NOTE: You must select "No" if you are adopting this Plan as an amendment and restatement of a Prior Plan that was subject to the joint and survivor annuity requirements.

Part B. Survivor Annuity Percentage: (Complete only if your answer in Section 16, Part A is "No.")

        The survivor annuity portion of the Joint and Survivor Annuity shall be a percentage equal to ______ % (at least 50% but no more than 100%) of the amount paid to the Participant prior to his or her death.

--------------------------------------------------------------------------------
                            SECTION 17. OTHER OPTIONS
    Answer "Yes" or "No" to each of the following questions by checking the appropriate box.
 If a box is not checked for a question, the answer will be deemed to be "No."
--------------------------------------------------------------------------------

A. Loans: Will loans to Participants pursuant to Section
   6.08 of the Plan be permitted?                             |X| Yes |_| No

B. Insurance: Will the Plan allow for the investment in
   insurance policies pursuant to Section 5.13 of the Plan?   |_| Yes |X| No

C. Employer Securities: Will the Plan allow for the
   investment in qualifying Employer securities or
   qualifying Employer real property?                         |_| Yes |X| No

D. Rollover Contributions: Will Employees be permitted to
   make rollover contributions to the Plan pursuant to
   Section 3.03 of the Plan?                                  |X| Yes |_| No
                                                              |_| Yes, but only
                                                                  after becoming
                                                                  a Participant.

E. Transfer Contributions: Will Employees be permitted to
   make transfer contributions to the Plan pursuant to
   Section 3.04 of the Plan?                                  |X| Yes |_| No
                                                              |_| Yes, but only
                                                                  after becoming
                                                                  a Participant.
F. Nondeductible Employee Contributions: Will Employees be
   permitted to make Nondeductible Employee Contributions
   pursuant to Section 11.305 of the Plan?                    |_| Yes |X| No
   Check here if such contributions will be mandatory. |_|


#4016 (8/94) F94            (C)1998 Universal Pensions, Inc., Brainerd, MN 56401

--------------------------------------------------------------------------------
                SECTION 18. PARTICIPANT DIRECTION OF INVESTMENTS
--------------------------------------------------------------------------------

Part A. Authorization:

        Will Participants be permitted to direct the investment of their Plan assets pursuant to Section 5.14 of the Plan? (Choose one)

        Option 1: |X| Yes.

        Option 2: |_| No.

        NOTE: If no option is selected, Option 2 will be deemed to be selected. Complete the remainder of Section 18 only if Option 1 is selected.

Part B. Investment Options:

        Participants can direct the investment of their Plan assets among the following investments (Choose one):

        Option 1: |X| Only those investment options designated by the Plan
                      Administrator or other fiduciary.

        Option 2: |_| Any allowable investment.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part C. Accounts Subject to Participant Direction:

        Participants can direct the following portions of their Individual Accounts (Choose one):

        Option 1: |_| Those accounts that the Plan Administrator may designate
                      from time to time in a uniform and nondiscriminatory manner.

        Option 2: |_| Entire Individual Account.

        Option 3: |X| The following accounts (Check all that apply):

                      |X| Elective Deferral Account.

                      |_| Matching Contribution Account.

                      |X| Employer Profit Sharing Account.

                      |X| Rollover Contribution Account.

                      |X| Transfer Contribution Account.

                      |X| Other (Specify) The first 2% of Matching Contributions
                                          will be employer directed and invested
                                          in the JH Stock Fund.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part D. Frequency of Investment Changes:

        Participants may make changes to the investments within their Individual Accounts with the following frequency (Choose one):

        Option 1: |X| In accordance with uniform and nondiscriminatory rules
                      established by the Plan Administrator or other fiduciary.

        Option 2: |_| Daily.

        Option 3: |_| Monthly.

        Option 4: |_| Quarterly.

        Option 5: |_| Other (Specify) __________________________________________
                                      __________________________________________

        NOTE: If no option is selected, Option 1 will be deemed to be selected. Also note that the Plan's Valuation Dates must be at least as often as the frequency chosen here.


#4016 (8/94) F94            (C)1998 Universal Pensions, Inc., Brainerd, MN 56401

--------------------------------------------------------------------------------
                      SECTION 19. MISCELLANEOUS DEFINITIONS
                             Complete Parts A and B
--------------------------------------------------------------------------------

Part A. Valuation Date:

        The Plan Valuation Date shall be (Choose one):

        Option 1: |_| The last day of the Plan Year and each other date
                      designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner.

        Option 2: |X| Daily.

        Option 3: |_| The last day of each Plan quarter.

        Option 4: |_| The last day of each month.

        Option 5: |_| Other (Specify) __________________________________________
                                      __________________________________________

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part B. Disability:

        For purposes of this Plan, Disability shall mean (Choose one):

        Option 1: |X| The inability to engage in any substantial, gainful
                      activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        Option 2: |_| The inability to engage in any substantial, gainful
                      activity in the Employee's trade or profession for which the Employee is best qualified through training or experience.

        Option 3: |_| Other (Specify) __________________________________________
                                      __________________________________________

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

--------------------------------------------------------------------------------
                     SECTION 20. LIMITATION ON ALLOCATIONS
                               More Than One Plan
--------------------------------------------------------------------------------

        If you maintain or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could become a Participant, you must complete this section. You must also complete this section if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in
        Section 415(1)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

Part A. Individually Designed Defined Contribution Plan:

        If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:

        1. |_| The provisions of Section 3.05(B)(1) through 3.05(B)(6) of the Plan will apply as if the other plan were a master or prototype plan.

        2. |_| Other method. (Provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.)
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________

Part B. Defined Benefit Plan:

        If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, the Employer will provide below the language which will satisfy the 1.0 limitation of Section 415(e) of the Code.

        1. |_| If the projected annual addition to this Plan to the account of a Participant for any limitation year would cause the 1.0 limitation of Section 415(e) of the Code to be exceeded, the annual benefit of the defined benefit plan for such limitation year shall be reduced so that the 1.0 limitation shall be satisfied.

               If it is not possible to reduce the annual benefit of the defined benefit plan and the projected annual addition to this Plan to the account of a Participant for a limitation year would cause the 1.0 limitation to be exceeded, the Employer shall reduce the Employer Contribution which is to be allocated to this Plan on behalf of such Participant so that the 1.0 limitation will be satisfied. (The provisions of Section 415(e) of the Code are incorporated herein by reference under the authority of Section 1106(h) of the Tax Reform Act of 1986.)

        2. |_| Other method. (Provide language describing another method. Such language must preclude Employer discretion.)
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________


#4016 (8/94) F94            (C)1998 Universal Pensions, Inc., Brainerd, MN 56401

--------------------------------------------------------------------------------
                          SECTION 21. TOP-HEAVY MINIMUM
                          Complete Parts A, B, C and D
--------------------------------------------------------------------------------

Part A. Minimum Allocation or Benefit:

        For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Section 3.01 (E) of the Plan shall be made (Choose one):

        Option 1: |X| To this Plan.

        Option 2: |_| To the following other plan maintained by the Employer
                      (Specify name and plan number of plan)
                      __________________________________________________________
                      __________________________________________________________

        Option 3: |_| In accordance with the method described on an attachment
                      to this Adoption Agreement. (Attach language describing the method that will be used to satisfy Section 416 of the Code. Such method must preclude Employer discretion.)

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part B. Participants Entitled To Receive Minimum Allocation:

        Any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be allocated to the Individual Accounts of (Choose one):

        Option 1: |X| Only Participants who are not Key Employees.

        Option 2: |_| All Participants.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

Part C. Top-Heavy Ratio:

        For purposes of establishing the present value of benefits under a defined benefit plan to compute the top-heavy ratio as described in
        Section 10.08(C) of the Plan, any benefit shall be discounted only for mortality and interest based on the following (Choose one):

        Option 1: |_| Not applicable because the Employer has not maintained a
                      defined benefit plan.

        Option 2: |X| The interest rate and mortality table specified for this
                      purpose in the defined benefit plan.

        Option 3: |_| Interest rate of _____% and the following mortality table
                      (Specify)
                      __________________________________________________________
                      __________________________________________________________

        NOTE: If no option is selected, Option 2 will be deemed to be selected.

Part D. Top-Heavy Vesting Schedule:

        Pursuant to Section 6.01(C) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan's regular vesting schedule provides for more rapid vesting) shall be (Choose one):

        Option 1: |_| 6 Year Graded.

        Option 2: |X| 3 Year Cliff.

        NOTE: If no option is selected, Option 1 will be deemed to be selected.

--------------------------------------------------------------------------------
                          SECTION 22. PROTOTYPE SPONSOR
--------------------------------------------------------------------------------

Name of Prototype Sponsor  John Hancock Funds, Inc.
                           -----------------------------------------------------

Address  101 Huntington Avenue, Boston, MA 02199
         -----------------------------------------------------------------------

Telephone Number  800-544-3577
                  --------------------------------------------------------------

Permissible Investments

The assets of the Plan shall be invested only in those investments described below (To be completed by the Prototype Sponsor):

        The permissible investments shall be determined by the Employer. The Employer reserves the right to change investment options at any time.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


#4016 (8/94) F94            (C)1998 Universal Pensions, Inc., Brainerd, MN 56401

--------------------------------------------------------------------------------
                        SECTION 23. TRUSTEE OR CUSTODIAN
--------------------------------------------------------------------------------

Option A: |X| Financial Organization as Trustee or Custodian

Check One: |_| Custodian, |X| Trustee without full trust powers, or
           |_| Trustee with full trust powers

Financial Organization  Investors Bank and Trust
                        --------------------------------------------------------

Signature  /s/ Stephen Wilbur   AS AGENT FOR: INVESTORS BANK AND TRUST
           ---------------------------------------------------------------------

Type Name  Stephen Wilbur
           ---------------------------------------------------------------------

Collective or Commingled Funds

List any collective or commingled funds maintained by the financial organization Trustee in which assets of the Plan may be invested (Complete if applicable).
________________________________________________________________________________
________________________________________________________________________________

Option B: |_| Individual Trustee(s)

Signature _____________________________   Signature ____________________________

Type Name _____________________________   Type Name ____________________________

Signature _____________________________   Signature ____________________________

Type Name _____________________________   Type Name ____________________________

--------------------------------------------------------------------------------
                              SECTION 24. RELIANCE
--------------------------------------------------------------------------------

The Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under
Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District office for a determination letter.

This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 04.

--------------------------------------------------------------------------------
                         SECTION 25. EMPLOYER SIGNATURE
                      Important: Please read before signing
--------------------------------------------------------------------------------

I am an authorized representative of the Employer named above and I state the following:

1. I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan.

2. I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

3. I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan.

4. I have received a copy of this Adoption Agreement and the corresponding Basic Plan Document.


Signature for Employer  /s/ Jeffrey H. Long
                        ----------------------

Type Name  Jeffrey H. Long
           -----------------------------------

Date Signed  12-5-2000
             ---------------------------------

Title  Vice-President, Controller
       ---------------------------------------


#4016 (8/94) F94            (C)1998 Universal Pensions, Inc., Brainerd, MN 56401

RELATED EMPLOYER PARTICIPATION AGREEMENT
================================================================================

--------------------------------------------------------------------------------
                          RELATED EMPLOYER INFORMATION
--------------------------------------------------------------------------------

Name of Employer  John Hancock Funds, Inc.
                  --------------------------------------------------------------

Address  101 Huntington Avenue
         -----------------------------------------------------------------------

City  Boston                 State  MA                   Zip  02199-7603
      --------------------          ------------------        ------------------

Telephone                    Related Employer's Federal Tax
          ----------------   Identification Number          04-3111116
                                                            --------------------

The Related Employer identified above elects to participate in the Plan of the Employer identified in Section 1 of the Adoption Agreement (i.e., the Adopting Employer) to which this Related Employer Participation Agreement is attached. The Related Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------

Signature for Related Employer  /s/ Susan S. Newton
                                ----------------------------

Type Name  Susan S. Newton
           -------------------------------------------------

Date Signed  12-6-2000
             -----------------------------------------------

Title  Vice-President, Corporate Secretary
       -----------------------------------------------------


Acceptance By Adopting Employer


Signature for Employer  /s/ Jeffrey H. Long
                        ------------------------------------

Type Name  Jeffrey H. Long
           -------------------------------------------------

Date Signed  12-5-2000
             -----------------------------------------------

Title  Vice-President, Controller
       -----------------------------------------------------


Acceptance By Trustee


Signature for Trustee  /s/ Stephen Wilbur
                       -------------------------------------

Type Name  Stephen Wilbur
           -------------------------------------------------

Date Signed  11/30/00
             -----------------------------------------------

Title  AS AGENT FOR: INVESTORS BANK AND TRUST
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------

RELATED EMPLOYER PARTICIPATION AGREEMENT
================================================================================

--------------------------------------------------------------------------------
                          RELATED EMPLOYER INFORMATION
--------------------------------------------------------------------------------

Name of Employer  John Hancock Advisers, Inc.
                  --------------------------------------------------------------

Address  101 Huntington Avenue
         -----------------------------------------------------------------------

City  Boston                 State  MA                   Zip  02199-7603
      --------------------          ------------------        ------------------

Telephone                    Related Employer's Federal Tax
          ----------------   Identification Number          04-2441573
                                                            --------------------

The Related Employer identified above elects to participate in the Plan of the Employer identified in Section 1 of the Adoption Agreement (i.e., the Adopting Employer) to which this Related Employer Participation Agreement is attached. The Related Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------

Signature for Related Employer  /s/ Susan S. Newton
                                ----------------------------

Type Name  Susan S. Newton
           -------------------------------------------------

Date Signed  12-6-2000
             -----------------------------------------------

Title  Vice-President, Corporate Secretary
       -----------------------------------------------------


Acceptance By Adopting Employer


Signature for Employer  /s/ Jeffrey H. Long
                        ------------------------------------

Type Name  Jeffrey H. Long
           -------------------------------------------------

Date Signed  12-5-2000
             -----------------------------------------------

Title  Vice-President, Controller
       -----------------------------------------------------


Acceptance By Trustee


Signature for Trustee  /s/ Stephen Wilbur
                       -------------------------------------

Type Name  Stephen Wilbur
           -------------------------------------------------

Date Signed  11/30/00
             -----------------------------------------------

Title  AS AGENT FOR: INVESTORS BANK AND TRUST
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------

RELATED EMPLOYER PARTICIPATION AGREEMENT
================================================================================

--------------------------------------------------------------------------------
                          RELATED EMPLOYER INFORMATION
--------------------------------------------------------------------------------

Name of Employer  Sovereign Asset Management Corp
                  --------------------------------------------------------------

Address  One Westlakes, Suite 120, 1235 Westlakes Drive
         -----------------------------------------------------------------------

City  Berwyn                 State  PA                   Zip  19132
      --------------------          ------------------        ------------------

Telephone                    Related Employer's Federal Tax
          ----------------   Identification Number          04-3168979
                                                            --------------------

The Related Employer identified above elects to participate in the Plan of the Employer identified in Section 1 of the Adoption Agreement (i.e., the Adopting Employer) to which this Related Employer Participation Agreement is attached. The Related Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------

Signature for Related Employer  /s/ Susan S. Newton
                                ----------------------------

Type Name  Susan S. Newton
           -------------------------------------------------

Date Signed  12-6-2000
             -----------------------------------------------

Title  Vice-President, Corporate Secretary
       -----------------------------------------------------


Acceptance By Adopting Employer


Signature for Employer  /s/ Jeffrey H. Long
                        ------------------------------------

Type Name  Jeffrey H. Long
           -------------------------------------------------

Date Signed  12-5-2000
             -----------------------------------------------

Title  Vice-President, Controller
       -----------------------------------------------------


Acceptance By Trustee


Signature for Trustee  /s/ Stephen Wilbur
                       -------------------------------------

Type Name  Stephen Wilbur
           -------------------------------------------------

Date Signed  11/30/00
             -----------------------------------------------

Title  AS AGENT FOR: INVESTORS BANK AND TRUST
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------

RELATED EMPLOYER PARTICIPATION AGREEMENT
================================================================================

--------------------------------------------------------------------------------
                          RELATED EMPLOYER INFORMATION
--------------------------------------------------------------------------------

Name of Employer  First Signature Bank & Trust
                  --------------------------------------------------------------

Address  100 Arboretum Drive, P.O. Box 7090
         -----------------------------------------------------------------------

City  Portsmouth             State  NH                   Zip  03802
      --------------------          ------------------        ------------------

Telephone                    Related Employer's Federal Tax
          ----------------   Identification Number          02-0390378
                                                            --------------------

The Related Employer identified above elects to participate in the Plan of the Employer identified in Section 1 of the Adoption Agreement (i.e., the Adopting Employer) to which this Related Employer Participation Agreement is attached. The Related Employer accepts all of the terms of the Plan as executed by the Adopting Employer.

--------------------------------------------------------------------------------
                                   SIGNATURES
--------------------------------------------------------------------------------

Signature for Related Employer  /s/ Richard P. Zeloski
                                ----------------------------

Type Name  Richard P. Zeloski
           -------------------------------------------------

Date Signed  12/5/00
             -----------------------------------------------

Title  President & CEO
       -----------------------------------------------------


Acceptance By Adopting Employer


Signature for Employer  /s/ Jeffrey H. Long
                        ------------------------------------

Type Name  Jeffrey H. Long
           -------------------------------------------------

Date Signed  12-5-2000
             -----------------------------------------------

Title  Vice-President, Controller
       -----------------------------------------------------


Acceptance By Trustee


Signature for Trustee  /s/ Stephen Wilbur
                       -------------------------------------

Type Name  Stephen Wilbur
           -------------------------------------------------

Date Signed  11/30/00
             -----------------------------------------------

Title  AS AGENT FOR: INVESTORS BANK AND TRUST
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------


Signature for Trustee
                       -------------------------------------

Type Name
           -------------------------------------------------

Date Signed
             -----------------------------------------------

Title
       -----------------------------------------------------

--------------------------------------------------------------------------------
                        RETIREMENT PLAN REGISTRATION FORM
--------------------------------------------------------------------------------

John Hancock Signature Services Inc. (John Hancock), is required to maintain records of all clients who establish qualified retirement plans using the prototype document sponsored by John Hancock Funds Inc. Therefore, it is critical that each client complete this Retirement Plan Registration Form and forward it along with the completed Adoption Agreement to John Hancock. Upon receipt of all registration materials, we will forward a copy of the favorable Opinion Letter issued by the Internal Revenue Service for the prototype document adopted. In the event of future changes to our prototype documents, John Hancock will notify each client through records established from this Retirement Plan Registration Form.

In addition, the Retirement Plan Registration Form must be completed for all new plans amending and restating to any John Hancock Funds Inc., prototype document.

Please print or type the following information:

I.    Plan Name:    The Investment Incentive Plan for the Employees of the John
                    Hancock Funds Companies
                    ------------------------------------------------------------

      Employer:     John Hancock Funds
                    ------------------------------------------------------------

      Address:      101 Huntington Avenue, Boston, MA 02199
                    ------------------------------------------------------------

      Phone #:      (617) 375-1500
                    ------------------------------------------------------------

II.   Prototype mailings, amendments, etc., should be sent to:

      Name:         Jolie C. Bath
                    ------------------------------------------------------------

      Address:      101 Huntington Avenue, Boston, MA 02199
                    ------------------------------------------------------------

      Phone #:      (617) 375-1500
                    ------------------------------------------------------------

      Relationship: |_| Trustee     |_| Broker     |X| Other: Plan Administrator
                                                              ------------------

      Name:
                    ------------------------------------------------------------

      Address:
                    ------------------------------------------------------------

      Phone #:
                    ------------------------------------------------------------

      Relationship: |_| Trustee     |_| Broker     |_| Other:
                                                              ------------------

III. The Employer adopting this document will only be considered to have adopted this prototype plan if this Retirement Plan Registration Form is countersigned by an authorized representative of John Hancock. Any employer using this document without proper countersignature will be considered to have an individually designed plan. The countersignature of this Retirement Plan Registration Form does not entitle the employer to any administrative services. Such administrative services may only be provided pursuant to the Administrative Services Agreement.

      I understand that neither John Hancock nor its representatives can assume responsibility for the administration, or the legal and tax implications of adopting this plan. I also understand that John Hancock will register the plan under its prototype program and will furnish amendments as required to keep the plan in compliance with applicable law.


                                                /s/ Jeffrey H. Long
                                             --------------------------------
                                                          Name

      12-5-2000                                 Vice-President, Controller
--------------------                         --------------------------------
        Date                                              Title


Agreed to and accepted by John Hancock Signature Services, Inc.:


                                                /s/ Catherine Bombardier
                                             --------------------------------
                                                          Name

     11/30/2000                                 Technical Consultant
--------------------                         --------------------------------
        Date                                              Title